PROMISSORY NOTE


$1,500,000                                                         June 23, 1999

        FOR VALUE RECEIVED, the undersigned, William E. McGlashan, Jr., an individual residing at 627 Marina Boulevard, San Francisco, CA 94123 agrees to pay to the order of NU SKIN ENTERPRISES, INC., a Delaware corporation, at 75 West Center Street, Provo, Utah 84601, or at such other place as the holder (the "Holder") of this Note may from time to time designate in writing, without setoff, in lawful money of the United States of America, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) together with interest on such principal sum and any other amounts due under this Note.

        1. Interest. Commencing on the date of this Note and continuing until all principal and interest due under this Note are paid in full, the outstanding principal balance of this Note shall bear interest at the rate of 5.8% percent per annum. Interest shall accrue daily and be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed in any partial calendar month.

        2. Payment. Accrued interest shall be due and payable in semi-annual installements due on the 15th day of April and October each year, commencing on October 15, 1999. The entire principal balance of this Note, together with any accrued and unpaid interest thereon and any other fees, costs or expenses payable hereunder, shall be due and payable on the earlier to occur of the following: (i) June 15, 2004, (ii) the 180th day following the date of the undersigned's voluntary termination of employment with the Pharmanex, Inc.,
(iii) the one year anniversary of the date of the termination of the employment of the undersigned by Pharmanex, Inc. if Pharmanex terminates such employment other than for "cause" (as defined in the undersigned's employment agreement), and (iv) the 30th day following the date of the termination of the employment of the undersigned by Pharmanex, Inc. if Pharmanex terminates such employment for "cause" (as defined in the undersigned's employment agreement); provided, in the event of a "change in control" (as defined in Schedule A), this Note shall in no event become due and payable prior to the third annual anniversary of the date of such change in control. In addition, in the event the Loan to Value Ratio (as defined in the Pledge Agreement) of the shares of Class A Common Stock securing this Note ever exceeds the Applicable Limit as set forth below, then the undersigned shall repay within 15 days of written notice from the Holder such amount of principal and interest as may be necessary to lower the Loan to Value Ratio to the Applicable Limit or less. For purposes hereof, the Applicable Limit shall mean .83; provided, however the Applicable Limit shall be reduced to .50 if at any time the undersigned sells any shares of Class A Common Stock and does not use 100% of such proceeds to reduce the principal amount of this Note. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note and interest due under this Note, and any balance shall be applied to reduce the principal balance of this Note.

        3. Late or Partial Payments. Any payment required under this Note, under the "Pledge Agreement" as defined in Paragraph 5, or under any other agreement entered into in connection with this Note that is not made when due, shall bear interest payable on demand, both before and after judgment, at the rate of fifteen percent (15.0%) per annum (the "Default Rate"). The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of the undersigned to pay such entire amount. The failure of the undersigned to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note, the Pledge Agreement and the Mortgage on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

        4. Default. If any payment required under this Note is not made when due, if an event of default occurs under the Pledge Agreement or Mortgage, the undesigned fails to promptly grant a valid mortgage or trust deed on the residential property to be purchased by the undersigned, if it is purchased by the undersigned, or a material breach under any other agreement entered into in connection with this Note occurs, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest and any late charges due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by the undersigned and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at the Default Rate, provided, however, that the Default Rate shall not apply until notice of an event of default has been given by the Holder to the undersigned in the manner set forth in the Pledge Agreement. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. The undersigned shall pay all reasonable costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and attorneys' fees and costs.

        5. Security. This Note is secured as provided in the Pledge Agreement (the "Pledge Agreement"), dated of even date with this Note, executed by the undersigned. In addition, this Note shall be secured by a mortgage or trust deed (the "Mortgage") on any residential property owned by the undersigned or hereafter acquired, and the undersigned agrees to execute a trust deed or mortgage on such property in a form acceptable to the Holder. The Holder agrees that Mortgage shall be subordinate to the trust deed or mortgage securing the primary loan used to finance the purchase of such residential property.

        6. Miscellaneous. The undersigned and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. If this Note is executed by more than one person, each of such persons shall be jointly and severally liable for all of the obligations evidenced by this Note. Time is of the essence with respect to all obligations of the undersigned under this Note. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind the undersigned and inure to the benefit of the Holder and its respective heirs, successors, assigns and legal representatives. The Holder may, in its sole discretion, assign part or all of its interest under this Note at any time or from time to time. This Note shall be governed by Utah law. This Note, the Pledge Agreement and any other written agreement entered into in connection with this Note are a final expression of the agreement between the Holder and the undersigned and may not be contradicted by evidence of any alleged oral agreement.

        THE UNDERSIGNED has executed and delivered this Note on the date set forth below, to be effective as of the date first set forth above.

                                                       WILLIAM E. MCGLASHAN, JR.




Date: June ____, 1999                                  William E. McGlashan, Jr.

                                   Schedule A

For purposes of this Note, a change in control shall mean any of the following events that occur during the term of this Note:

        (1) An acquisition (other than directly from Nu Skin Enterprises, Inc. (hereinafter the "Company") ) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of
Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has 'Beneficial Ownership' (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as defined below) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (B) the Company or any Company Subsidiary, (C) any Person in connection with a "Non-Control Transaction" (as defined below), or (D) any holder of the Class B Common Stock of the Company;


        (2) Approval by stockholders of the Company of:

                      (A) A merger, consolidation or reorganization involving the Company, unless

                              (i) the  stockholders  of the Company  immediately
               before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; or

                              (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; or

                              (iii) one or more holders of the Class B Common Stock own in the aggregate at least 50% of the combined voting power of the outstanding voting securities of the Surviving Corporation.

        A transaction described in clauses (i), (ii) or (iii) shall herein be referred to as a "Non-Control Transaction;"

                              (B) A complete  liquidation  or dissolution of the
               Company; or

                              (C) An agreement for the sale or other disposition
               of all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary) or to a Company controlled by one or more holders of the Class B Common Stock.

        Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a Change in Control shall occur.

                             STOCK PLEDGE AGREEMENT


        THIS STOCK PLEDGE AGREEMENT (the "Pledge Agreement") is entered into as of this 21st day of June, 1999, by and between Nu Skin Enterprises, Inc., a Delaware corporation, and any of its successors, assigns, transferees, conveyees or purchasers (the "Secured Party"), and William E.
McGlashan, Jr. (the "Pledgor").

                                    RECITALS

        WHEREAS, the Secured Party has agreed to make a loan to the Pledgor of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Loan"), and the Pledgor has agreed to deliver to the Secured Party a promissory note, substantially in the form attached hereto as Exhibit "A", in the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Promissory Note");

        WHEREAS, the Secured Party is willing to make the Loan only upon receiving adequate security therefor, including, but not limited to, a pledge of shares of the Secured Party's Class A common stock, par value $.001 per share (the "Class A Common Stock"), by the Pledgor to the Secured Party as collateral to secure the Pledgor's obligations under the Promissory Note; and

        WHEREAS, in consideration of the Loan, the Pledgor desires to pledge shares of Class A Common Stock owned by him as security for his obligations under the Promissory Note.

        NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. GRANT OF SECURITY INTEREST. The Pledgor hereby pledges to the Secured Party and hereby grants to the Secured Party a security interest (the "Security Interest") in all of the Pledgor's right, title and interest in and to the following collateral (collectively, the "Collateral"):

             (a) the One Hundred Sixty-Five Thousand Eight Hundred Five (165,805) shares of Class A Common Stock that are evidenced by or included in the stock certificates described on Exhibit "B" attached hereto or which are held in the name of LaSalle National Bank, as escrow agent under the terms of that certain Escrow Agreement dated October 16, 1999 to the extent of Plegor's interest in such escrow shares, together with any substitutes therefor (the "Pledged Shares");

             (b) all dividends, cash, options, warrants, rights, instruments and other property, or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Shares; and

             (c) all proceeds, products, rents and profits of or from any and all of the foregoing.

        2. SECURITY FOR PROMISSORY NOTE. This Pledge Agreement secures, and the Collateral is collateral security for, the prompt payment of all obligations under the Promissory Note when due or otherwise payable and the performance in full of all obligations of the Pledgor as set forth in such Promissory Note and this Agreement (collectively, the "Pledgor's Obligations").

        3. DELIVERY OF PLEDGED SHARES. Upon execution of this Pledge Agreement, the Pledgor shall promptly deliver and transfer possession of the original certificate(s) representing the Pledged Shares (the "Certificates") to the Secured Party to be held by the Secured Party, or its appointed agent for and on behalf of the Secured Party, until termination of this Pledge Agreement or disposition of the Collateral as provided herein. The Secured Party acknowledges that a portion of the securities are being held in escrow pursuant to the terms of the Agreement and Plan of Merger and Reorganization by and among Secured Party, Sage Acquisition Corporation and Generation Health Holdings, Inc. Pledgor agrees to instruct the escrow agent to deliver any shares released from such escrow accounts directly to Secured Party. The Certificates shall be accompanied by duly executed assignments on stock powers in blank, substantially in the form attached hereto as Exhibit "C". The Pledgor shall perform all acts as the Secured Party may reasonably request so as to perfect and maintain a valid security interest for the Secured Party in the Collateral including executing any necessary UCC filings.

        4. NO ASSUMPTION. Notwithstanding any of the foregoing provisions, this Pledge Agreement shall not in any way be deemed to obligate the Secured Party, any purchaser at any foreclosure sale under this Pledge Agreement, or any other person or entity to assume any of the Pledgor's Obligations or any other liability or obligation under this Pledge Agreement or the Promissory Note unless the Secured Party, such purchaser or such other person or entity otherwise expressly agrees in writing to assume any or all of the Pledgor's
Obligations or any such other liability or obligation. In the event of foreclosure by the Secured Party, the Pledgor shall remain bound and obligated to perform the Pledgor's Obligations and all other obligations of the Pledgor under this Pledge Agreement and the Promissory Note, and neither the Secured Party nor any other person or entity shall be deemed to have assumed any of the Pledgor's Obligations or any such other obligation, except as provided in this
Section 4.

        5. VOTING OF PLEDGED SHARES. Unless an Event of Default (as that term is defined in Section 11 below) has occurred and is continuing:

             (a) The Pledgor shall be entitled to exercise any and all voting and other rights pertaining to all or any part of the Pledged Shares for any purpose not inconsistent with the terms of this Pledge Agreement.

             (b) The Secured Party or any agent of the Secured Party shall execute and deliver, or cause to be executed and delivered, to the Pledgor all proxies and other instruments reasonably requested by the Pledgor in writing for the purpose of enabling the Pledgor to exercise the voting and other rights that he is entitled to exercise pursuant to this Section 5.

        6. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

             (a) The Pledgor is the owner of the Pledged Shares and, with respect to any Collateral to be acquired by the Pledgor on the Pledged Shares, will be the owner of such Collateral, in each case free and clear of any liens or encumbrances, except for the liens created by this Pledge Agreement and the lien created by the Merger Agreement and the related escrow arrangement pursuant to which a portion of the Pledged Shares are held. No effective financing statement or other document or instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except such as may have been recorded or filed in favor of the Secured Party relating to this Pledge Agreement.

             (b) The execution and delivery of this Pledge Agreement and the delivery of the Certificates to the Secured Party create a valid and perfected first priority lien on and security interest in the Collateral, enforceable against all third parties and securing the performance of the Pledgor's Obligations, and all filings and other actions necessary or desirable to perfect and protect such liens and security interests have been duly made or taken by the Pledgor.

             (c)  Except as  otherwise  expressly  contemplated  by this  Pledge
Agreement, all of the Certificates, instruments and other documents constituting, evidencing or representing Collateral shall be promptly delivered to the Secured Party upon execution of this Pledge Agreement.

             (d) The Pledged Shares are duly authorized, validly issued, fully paid and non-assessable.

             (e) Other than the Stockholders Letter dated as of October 6, 1998 by and among Secured Party and Pledgor, there is no agreement or arrangement restricting the transfer of the Pledged Shares or the transfer of any other Collateral, except as provided in this Pledge Agreement.

             (f) There is no suit, proceeding or other legal action or proceeding against the Pledgor or the Certificates that involves or affects, or that may involve or affect, any of the Collateral.

        7. COVENANTS OF PLEDGOR.

             (a) Affirmative Covenants. So long as any of the Pledgor's Obligations shall remain unpaid or unperformed, the Pledgor shall do the following at the Pledgor's own cost and expense:

                  (i) deliver to the Secured Party promptly upon receipt all proceeds of the Pledged Shares or other Collateral including all notes, certificates, instruments and other documents constituting, evidencing or representing any of the Collateral, duly endorsed or accompanied by instruments of transfer or assignment on stock powers duly executed in blank, in each case with signatures guaranteed and otherwise in form and substance satisfactory to the Secured Party;

                  (ii) execute and file such financing or continuation statements, and such amendments to those statements, and such other documents, instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the pledges, liens and the Security Interest granted or purported to be granted to the Secured Party by this Pledge Agreement;

                  (iii) promptly notify the Secured Party in writing of any lien or claim made or asserted against any of the Collateral and take all steps necessary or proper, or, in the judgment of the Secured Party, advisable, to preserve all of the Secured Party's rights in the Collateral;

                  (iv) advise the Secured Party promptly, in sufficient written detail of the occurrence of any event that could materially and adversely affect the value of the Collateral or the validity or priority of the liens and the Security Interest granted to the Secured Party by this Pledge Agreement;

                  (v) comply with all rules and regulations of each governmental body or agency and all decisions, rulings, orders and awards of each arbitrator applicable to the Collateral or any part of the Collateral or to the Pledgor;

                  (vi) promptly pay and discharge before they become delinquent, all taxes assessed, levied or imposed upon or relating to, and all claims against the Collateral (or any part of the Collateral) or the Pledgor, if the failure to so pay could adversely affect the value of the Collateral or the validity or priority of the liens or the Security Interest granted to the Secured Party by this Pledge Agreement, except those contested in good faith and for which adequate reserves are maintained;

                  (vii) give the Secured Party fifteen (15) days prior written notice of any change in the Pledgor's chief place of business, chief executive office or residence, or the office where the Pledgor keeps his records regarding the Collateral;

                  (viii)Pledgor agrees that in the event any amounts are paid by Pledgor to the Secured Party pursuant to this Pledge Agreement or the Promissory Note, Pledgor's liability hereunder and thereunder shall continue in full force and effect in the event that all or any part of any such payment is thereafter recovered as a preference or fraudulent transfer under any applicable bankruptcy or insolvency law; and

                  (ix) Pledgor agrees that in the event the Loan to Value Ratio as defined in Section 7(b) below ever exceeds the Applicable Limit, Pledgor shall within 15 days of written notice from Secured Party repay such amount of accrued interest and principal as may be necessary to cause the Loan to Value Ratio to decrease to the Applicable Limit or less, or provide Secured Party with additional Collateral that is acceptable to Secured Party in its sole discretion and that provides sufficient additional security to secure the Pledgor's Obligations, as determined by Secured Party in its sole discretion. For purposes of this Agreement the "Applicable Limit" shall be .833; provided, however, in the event the Pledgor sells any shares of Class A Common Stock and does not use 100% of the proceeds to reduce the amount of principal and interest payable under the Promissory Note, whether due or not, then the Applicable Limit shall be reduced to .50.

             (b) Negative Covenants. So long as any of the Pledgor's Obligations shall remain unpaid or unperformed, the Pledgor shall not do any of the following without the prior written approval of the Secured Party:

                  (i) transfer any of the Collateral, whether by operation of law or otherwise; provided, however, the Pledgor may sell and transfer shares of the Class A Common Stock in the event (a) that the Loan to Value Ratio (as defined below) is less than .50, after giving effect to the proposed transfer or sale of shares, or (b) such transfer is a bona fide sale of such shares for fair market value to an unaffiliated purchaser, the Loan to Value Ratio remains below
 .83, and 100% of the proceeds from such sale are used to reduce the principal and interest payable under the Promissory Note, whether due or not. Provided the above Loan to Value Ratio requirements are met, Pledgor may request the release of pledged shares to Pledgor for sale, and the shares shall be released promptly, provided that Secured Party is satisfied with the mechanism in place to deliver any required proceeds of a sale to Secured Party.

                  (ii) create, incur, assume or suffer to exist any lien on or in respect of any of the Collateral, except pursuant to this Pledge Agreement or the Promissory Note;

                  (iii) use, store or keep any of the Collateral or records relating to the Collateral in any location other than those expressly permitted by this Pledge Agreement; or

                  (iv) take any action in connection with any of the Collateral that could materially and adversely affect the value of the Collateral (or any part thereof) or the validity or priority of the liens or the Security Interest granted to the Secured Party by this Pledge Agreement.

                  (v) Pledgor shall not challenge or institute any proceedings, or allow the institution of any proceedings, to challenge the validity, binding effect or enforceability of this Pledge Agreement.

For purposes of this  Agreement,  Loan to Value Ratio shall mean the quotient of
(A) the aggregate amount of the Pledgor's Obligations outstanding as of the date of the determination, including any and all accrued interest, fees, costs and expenses, divided by (B) the product of the average closing sales price of the Class A Common Stock for the twenty consecutive trading days immediately preceding the date of the determination as reported on the New York Stock Exchange, multiplied by the number of shares of Class A Common Stock held as collateral hereunder as of the date of the determination of the Loan to Value Ratio (after giving effect to any proposed transfer or sale of shares).

        8. GRANT OF POWER OF ATTORNEY. The Pledgor and his respective successors and assigns hereby irrevocably constitute and appoint each of M. Truman Hunt and Corey B. Lindley, and their respective successors, as the Pledgor's true and lawful attorney-in-fact, to act in the name, place and stead of the Pledgor, with full power of substitution, to take any action and to make, execute, convert to, swear to, acknowledge, record and file any financing statements, certificates, documents or instruments of any character or nature that the Secured Party may deem necessary or desirable fully to carry out the provisions of this Pledge Agreement, including, without limitation:

             (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of the Collateral;

             (b) to receive, endorse and collect all documents or instruments made payable to the Pledgor representing any payment of profits, dividends or any other distribution in respect of the Collateral;

             (c) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

             (d) to execute and file any financing statements that the Secured Party deems necessary or appropriate;

             (e) to do, at the Secured Party's option and the Pledgor's sole cost and expense, at any time or from time to time, all acts and things that the Secured Party deems reasonably necessary or convenient to protect, preserve or realize upon the Collateral (or any part thereof) and the Secured Party's liens or security interest therein in order to effect the intent of this Pledge Agreement, all as fully and effectively as Pledgor might do; and

             (f) to transfer the Collateral and related stock certificates to the Secured Party and transfer the Collateral on the stock records of the Secured Party to the Secured Party.

The power of attorney granted herein is coupled with an interest and is irrevocable.

        9. SECURED PARTY MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause the performance of, such agreement, and all costs and expenses of the Secured Party incurred in connection therewith shall promptly be payable to the Secured Party by the Pledgor under Section 12 below.

        10. STANDARD OF CARE.

             (a) The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of the Collateral in its possession, meeting its obligations under
Section 5 above, and the accounting for any monies actually received by it hereunder, the Secured Party shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the
Collateral in its possession if such Collateral is accorded treatment substantially equal to that accorded by the Secured Party to its own property of a similar nature.

             (b) Whenever this Pledge Agreement or any other document, instrument or agreement contemplated hereby provides that the Secured Party is permitted or required to make a decision in the "discretion" or the "sole discretion" (or other similar terms) of the Secured Party, the Secured Party shall be entitled to consider only such interests and factors as it desires, and the Secured Party shall have no duty or obligation to give any consideration to any interest of or factors affecting the Pledgor or any other person or entity.

        11. REMEDIES.

             (a)  In the event of

                        (i) an "Event of Default" as defined in the Promissory Note, or

                        (ii) any breach of any representation, warranty, covenant or obligation set forth in this Pledge Agreement that is not cured within 20 days after written notice from the Secured Party (each of the events set forth in (i) and (ii) is hereinafter referred to as an "Event of Default"), then, in the sole discretion of the Secured Party, without demand or notice, all or any part of any indebtedness evidenced by the Promissory Note shall become immediately due and payable. Upon the occurrence of an Event of Default, the Secured Party may exercise all rights to which it is entitled under this Pledge Agreement or which are otherwise available to it and exercise all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may immediately transfer into or register in its name instruments, certificates or documents evidencing or constituting all or part of the Collateral without notice to the Pledgor and immediately apply the Collateral against the Pledgor's Obligations and the Secured Party's costs of collection using a value equal to 80% of the average per share closing sale price of the Class A Common Stock as reported on the New York Stock Exchange for the twenty consecutive trading days ending the trading day immediately prior to such transfer until the Pledger's Obligations and the Secured Party's costs of collection are satisfied in full, notwithstanding any rights Pledgor may have under the UCC, all of which the Pledgor hereby waives. The Pledgor hereby irrevocably consents to any such transfer. Without limiting any of the foregoing, the Secured Party may in its sole discretion, without notice, demand for performance or other demand, or advertisement (all of each such notices, demands or advertisement are hereby expressly waived) collect, receive, appropriate and realize upon the Collateral and/or sell, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at or on any exchange or broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery without assumption of credit risk, free of any claims or rights, at such time or times and at such price or prices and upon such other terms and conditions as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. The Secured Party may be the purchaser of any or all of the Collateral at any such sale at a price equal to 80% of the average per share closing sale price of the Class A Common Stock as reported on the New York Stock Exchange for the twenty consecutive trading days ending the trading day immediately prior to the date of such sale and the Secured Party, for itself or on behalf of any other person or entity, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any part of the Collateral sold at any such sale, to use and apply any of the Pledgor's Obligations at a price equal to 80% of the average per share closing sale price of the Class A Common Stock as reported on the New York Stock Exchange for the twenty consecutive trading days ending the trading day immediately prior to the date of such sale as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives all rights of redemption, stay and appraisal that the Pledgor now has or may at any time in the future have under any rule of equity, law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Collateral regardless of whether notice of sale has been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor in the notice thereof, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any and all rights and claims against the Secured Party arising because of the value of 80% of the average per share closing sale price of the Class A Common Stock as reported on the New York Stock Exchange for the twenty consecutive trading days ending the trading day immediately prior to such transfer being used by the Secured Party in applying the Collateral against the Pledgor's Obligations and related costs of collection or because the price at which any of the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. Without limiting the generality of the foregoing, the Secured Party may at any time appropriate and apply (directly or by way of set-off) to the payment of the Pledgor's Obligations all amounts representing dividends or distributions then or thereafter in the possession of the Secured Party.

             (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, rules and regulations, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and such state securities laws, rules and regulations, to limit purchases to those persons or entities who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms and conditions less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement filed under the Securities
Act) and, notwithstanding such circumstances, the Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and shall have no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledgor to register any of the Pledged Shares that constitute a portion of the Collateral or any other item of Collateral for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, rules and regulations, even if the Pledgor would, or should, agree to so register those Pledged Shares or other items of Collateral.

        12. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Pledge Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the sole discretion of the Secured Party, be held by the Secured Party as Collateral for, or then, or at any other time thereafter, be applied in full or in part by the Secured Party against, the Pledgor's Obligations in the following order of priority:

             (a) to pay or reimburse in full the costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Secured Party and its agents and counsel, and all other costs, expenses, obligations and other liabilities incurred or paid by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the Pledgor, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with this
Section 12;

             (b)  to pay the Pledgor's Obligations; and

             (c) to pay to or upon the order of the Pledgor, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, the balance of the proceeds.

        13. INDEMNITY AND EXPENSES.

             (a) The Pledgor shall indemnify the Secured Party and its Related Persons (as that term is defined below) (individually, an "Indemnified Person" and, collectively, the "Indemnified Persons") against all losses, costs, expenses (including attorneys' fees and expenses), judgments, fines, amounts paid in settlement and other liabilities incurred, suffered or paid by the Indemnified Persons (collectively, "Indemnified Expenses") in connection with any threatened, pending or completed claim, action, suit, complaint, investigation, inquiry or other proceeding, whether civil, criminal, administrative or investigative, that is or was brought or threatened against any Indemnified Person by reason of or in connection with actions taken or omitted to be taken by one or more Indemnified Persons in the performance of the exercise of the rights and powers or performance of the obligations of the Secured Party under this Pledge Agreement or otherwise in connection with this Pledge Agreement, except that the Pledgor shall have no liability under this Section 13 with respect to any Indemnified Expenses to the extent the liability results from the fraud or willful misconduct of the Indemnified Person, as determined by a final judgment or final adjudication. For purposes of this Pledge Agreement, the term "Related Persons" means, with respect to any person, any other person that directly or indirectly controls or is controlled by or is under common control with the specified person and the direct or indirect controlling persons, principals, partners, trustees, stockholders, officers, directors, employees, independent contractors and agents for or of any of the foregoing and the attorneys-in-fact referenced in Section 8 hereof.

             (b) To the fullest extent permitted by applicable law, the Pledgor shall, from time to time, advance Indemnified Expenses to an Indemnified Person prior to the final disposition of the action upon receipt by the Pledgor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in this Section 13.

             (c) The Pledgor shall pay to the Secured Party upon demand the amount of any and all costs and expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Pledge Agreement or the Promissory Note after a default, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or under the Promissory Note, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof or of the Promissory Note.

        14. WAIVERS BY PLEDGOR, ETC.

             (a) The Pledgor agrees that the Pledgor's Obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of the Pledgor's Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Pledgor agrees as follows:

                  (i) The Secured Party, for itself or on behalf of any other person or entity, may from time to time, without notice or demand and without affecting the validity or enforceability of this Pledge Agreement and without giving rise to any limitation, impairment or discharge of the Pledgor's liability or obligations hereunder, (A) create, increase, renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Pledgor's Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Pledgor's Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligation, (C) request and accept guaranties of any of the Pledgor's Obligations and take and hold other security for the payment of the Pledgor's Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Pledgor's Obligations, any guaranties of the Pledgor's Obligations, or any other obligation of any person or entity with respect to the Pledgor's Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of the Secured Party or any other person or entity in respect of the Pledgor's Obligations and direct the order or manner of sale thereof, or the exercise of any other right or remedy that the Secured Party or any other person or entity, may have against any such security, as the Secured Party in its sole discretion may determine consistent with the terms of any applicable security agreement, including, without limitation, application of the Collateral against and in satisfaction the Pledgor's Obligations valuing the Collateral at a price equal to 80% of the average per share closing sale price of the Class A Common Stock as reported on the New York Stock Exchange for the twenty consecutive trading days ending the trading day immediately prior to the date of the applicable event, foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Pledgor against another party or any other security for the Pledgor's Obligations (and the Pledgor expressly acknowledges that such exercise of a right or remedy that impairs or extinguishes the Pledgor's right of reimbursement or subrogation would create a possible defense by the Pledgor against any liability hereunder, but the Pledgor expressly and knowingly waives any such defense), and (F) exercise any other rights available to the Secured Party or any other person or entity under the Promissory Note, at law or in equity; and

                  (ii) this Pledge Agreement and the obligations of the Pledgor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than indefeasible payment and performance in full of the Pledgor's Obligations), including, without limitation, the occurrence of any of the following, whether or not the Pledgor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or any agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Pledgor's Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Pledgor's Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including, without limitation, provisions relating to events of default) of the Promissory Note, this Pledge Agreement or any agreement, document or instrument executed pursuant hereto or thereto, or of any guaranty or other security for the Pledgor's Obligations, (C) the Pledgor's Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Pledgor's Obligations, even though the Secured Party or any other person or entity might have elected to apply such payment to any part or all of the Pledgor's Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral that secures any of the Pledgor's Obligations, (F) any defenses, set-offs or counterclaims that the related obligor may allege or assert against the Secured Party in respect of the Pledgor's Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury, and (G) any other act, thing or omission, or delay to do any other act or thing, that may or might in any manner or to any extent vary the risk of the Pledgor obligors in respect of the Pledgor's Obligations.

             (b) The Pledgor hereby waives for the benefit of the Secured Party:

                  (i) any right to require the Secured Party, as a condition of payment or performance by the Pledgor, to (A) proceed against any guarantor of the Pledgor or any other person or entity, (B) proceed against or exhaust any other security held from any guarantor of the Pledgor's Obligations or any other person or entity, (C) proceed against or have resort to any balance of any deposit account or credit on the books of the Secured Party or any other person or entity, or (D) pursue any other remedy in the power of the Secured Party or any other person or entity whatsoever;

                  (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Pledgor's Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability;

                  (iii) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (iv) any defense based upon the errors or omissions of the Secured Party or any other person or entity in the administration of the
Pledgor's  Obligations,   except  behavior  that  amounts  to  fraud  or  wilful
misconduct;

                  (v) (A) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of the Pledgor's Obligations hereunder, (B) the benefit of any statute of limitations affecting the Pledgor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that the Secured Party or any other person or entity protect, secure, perfect or insure any other lien or security interest or any property subject thereto;

                  (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Promissory Note or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Pledgor's Obligations or any agreement related thereto, notices of any extension of credit to the Pledgor and notices of any of the matters referred to in Section 14(b)(v) above and any right to consent to any thereof; and

                  (vii) to the fullest extent permitted by applicable law, any defenses or benefits that may be derived from or afforded by law that limit the liability of or exonerate guarantors or sureties in general, or that may conflict with the terms of this Pledge Agreement.

        15. CONTINUING SECURITY INTEREST; TRANSFER OF OBLIGATIONS.

             (a) This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment and performance in full of the Pledgor's Obligations,
(ii) be binding upon the Pledgor and his successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, assigns, transferees, conveyees and purchasers. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer totally to another person or entity all or any part of the Secured Party's right, title and interest in the Pledgor's Obligations, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

             (b) Upon the indefeasible payment and performance in full of the Pledgor's Obligations, the liens and the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party shall, at the Pledgor's expense, execute and deliver to the Pledgor such documents and instruments as the Pledgor shall reasonably request to evidence such termination.

        16. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Pledge Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        17. COSTS AND EXPENSES.  The Pledgor shall pay all reasonable  costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of the Secured Party in the enforcement of this Pledge Agreement and the Promissory Note.

        18. NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given two (2) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

             o    If to the Pledgor:

                  William E. McGlashan, Jr.
                  627 Marina Blvd.
                  San Francisco, CA 94123
                  Telephone:  (415) 931-8836
                  Facsimile:   (415) 931-8839

             o    If to the Secured Party:

                  Nu Skin Enterprises, Inc.
                  75 West Center Street
                  Provo, Utah  84601
                  Attention:  M. Truman Hunt
                  Telephone: (801) 345-5060
                  Facsimile: (801) 345-3099

Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail). Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

        19. NO WAIVERS; REMEDIES; SPECIFIC PERFORMANCE.

             (a) No failure or delay by any party in exercising any right, power or privilege under this Pledge Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise


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



of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege hereunder. The rights and remedies provided in this Pledge Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

             (b) In view of the uniqueness of the transactions contemplated hereby, the parties agree that the Secured Party would not have an adequate remedy at law for money damages in the event that this Pledge Agreement is not performed by the Pledgor in accordance with its terms, and therefore the parties agree that the Secured Party shall be entitled to specific enforcement of the terms of this Pledge Agreement in addition to any other remedy to which it may be entitled, at law or in equity.

        20. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Pledge Agreement, and no consent to any departure by a party to this Pledge Agreement from any provision hereof, shall be effective unless it shall be in writing and signed and delivered by the other parties to this Pledge Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

        21. SUCCESSORS AND ASSIGNS.

             (a) As further provided in Section 15, the Secured Party may assign or transfer its rights and delegate its obligations under this Pledge Agreement; such assignee or transferee shall accept those rights and assume those obligations for the benefit of the Secured Party in writing in form reasonably satisfactory to the Pledgor. Thereafter, without any further action by any person or entity, all references in this Pledge Agreement to "Secured Party", and all comparable references, shall be deemed to be references to the assignee or transferee, but the Pledgor shall not be released from any obligation or liability under this Pledge Agreement.

             (b) Except as provided in Section 21(a) above, no party may assign or transfer its rights under this Pledge Agreement. Any delegation in contravention of this Section 21(b) shall be void ab initio and shall not relieve the delegating party of any duty or obligation under this Pledge Agreement.

             (c) The provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the parties to this Pledge Agreement and their respective successors and permitted assigns, transferees, conveyees and purchasers.

        22. GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah. All rights and obligations of the parties hereto shall be in addition to and not in limitation of those provided by applicable law.

        23. COUNTERPARTS; EFFECTIVENESS. This Pledge Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if all signatures were on the same instrument.

        24. SEVERABILITY OF PROVISIONS. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Pledge Agreement


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



or affecting the validity or enforceability of the prohibited or unenforceable provision in any other jurisdiction.

        25. HEADINGS AND REFERENCES. Section headings in this Pledge Agreement are included herein for convenience of reference only and do not constitute a part of this Pledge Agreement for any other purpose. References to parties and Sections in this Pledge Agreement are references to the parties to or the Sections of this Pledge Agreement, as the case may be, unless the context shall require otherwise.

        26. ENTIRE AGREEMENT.  Except as otherwise specifically provided in this
Section 26, this Pledge Agreement and the documents and instruments referenced herein embody the entire agreement and understanding of the respective parties and supersedes all prior agreements and understandings with respect to the subject matter of those documents. The Pledgor and the Secured Party shall remain subject to the Promissory Note in accordance with the terms thereof.

        27. SURVIVAL. Except as otherwise specifically provided in this Pledge Agreement, each representation, warranty or covenant contained herein or made pursuant to this Pledge Agreement shall survive the execution of this Pledge Agreement and shall remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by such other party of an obligation under this Pledge Agreement.

        28.  EXCLUSIVE  JURISDICTION.  Each of the Pledgor and the Secured Party
(a) agrees that any legal action with respect to this Pledge Agreement shall be brought exclusively in the courts of the State of Utah or in the United States District Court for the District of Utah, (b) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts, and (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any legal action in those jurisdictions; provided, however, that each of the Pledgor and the Secured Party may assert in a legal action in any other jurisdiction or venue each mandatory defense, third party claim or similar claim that, if not so asserted in such action, may not be asserted in an original legal action in the courts referred to in clause (a) of this Section 28.

        29. WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any action to enforce or defend any right under this Pledge Agreement or any amendment, instrument, document or agreement delivered, or that in the future may be delivered, in connection with this Pledge Agreement, and agrees that any action shall be tried before a court and not before a jury.

        30. NON RECOURSE AGAINST SECURED PARTY CONTROLLING PERSONS. No recourse under this Pledge Agreement shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of the Secured Party or the shareholders, directors, officers, employees, agents and affiliates of the Secured Party or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any rule or regulation, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, shareholder, director, officer, employee, agent or affiliate, as such, for any obligations of the Secured Party under this Pledge Agreement or the Promissory Note or for any claim based on, in respect of or by reason of, such obligations or their creation.

        31. SPOUSAL CONSENT. The Pledgor's spouse shall execute and deliver the Spousal Consent form substantially in the form attached hereto as Exhibit "D". Such executed form shall be delivered to the Secured Party on the date hereof.



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                                      -15-

        IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement as of the date first above written.

THE PLEDGOR:                                       THE SECURED PARTY:

WILLIAM E. MCGLASHAN, JR.                          NU SKIN ENTERPRISES, INC.



________________________________                   By:__________________________

                                                   Its:_________________________




                                      -16-